SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (No. 2-34099)
  UNDER THE SECURITIES ACT OF 1933                       [X]

 Pre-Effective Amendment No.                             [ ]

 Post-Effective Amendment No. 66                         [X]

and

REGISTRATION STATEMENT (No. 811-1796)
 UNDER THE INVESTMENT COMPANY ACT OF 1940                [X]

 Amendment No. 66                                        [X]

Fidelity Destiny Portfolios
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

 (  ) immediately upon filing pursuant to paragraph (b).
 (x) on (April 26, 1999) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (            ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIDELITY DESTINY PORTFOLIOS
DESTINY I: CLASS N
DESTINY II: CLASS N
CROSS REFERENCE SHEET

Form N-1A Item Number



Part A                 Prospectus Caption



1                      Cover Page

2a                     Expenses; Breakdown of Expenses

 b,c                   Contents; Who May Want to
                       Invest

3a                     *

 b                    *

 c,d                  Performance

4a(i)                  Charter

 a(ii)                 Investment Principles and
                       Risks; Fundamental
                       Investment Policies and
                       Restrictions

 b                     Securities and Investment
                       Practices

 c                     Who May Want to Invest;
                       Investment Principles and
                       Risks; Securities and
                       Investment Practices;
                       Fundamental Investment
                       Policies and Restrictions

5a                     Charter

 b(i)                  Cover Page; Charter; FMR and
                       Its Affiliates

 b(ii)                 Charter; FMR and Its
                       Affiliates; Breakdown of
                       Expenses

                       Expenses; Breakdown of
 b(iii)                Expenses; Management Fee

 c,d                   Cover Page; Charter; FMR and
                       Its Affiliates; Breakdown of
                       Expenses

 e                     FMR and Its Affiliates; Other
                       Expenses

 f                     Expenses

 g                     Expenses; FMR and Its
                       Affiliates

5A                     Performance

6a(i)                  Charter

 a(ii)                 How to Buy Shares; How to
                       Sell Shares; Investor
                       Services; Transaction
                       Details; Exchange Restrictions

 a(iii)                Transaction Details

 b                     FMR and Its Affiliates

 c                     Transaction Details; Exchange
                       Restrictions

 d                     Who May Want to Invest; How
                       to Buy Shares

 e                     Cover Page; Types of
                       Accounts; How to Buy Shares;
                       How to Sell Shares; Investor
                       Services; Exchange
                       Restrictions

 f,g                   Dividends, Capital Gains, and
                       Taxes

 h                     *

7a                     Cover Page; Charter

 b,c                   How to Buy Shares;
                       Transaction Details

 d                     How to Buy Shares

 e                     Expenses

 f                     Breakdown of Expenses

8                      How to Sell Shares;
                       Transaction Details;
                       Exchange Restrictions

9                      *



*Not Applicable


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing or
a copy of the Statement of Additional Information (SAI) dated    April
26, 1999    . The SAI has been filed with the Securities and Exchange
Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109 at the appropriate number listed below or your investment professional.

FIDELITY DISTRIBUTORS CORPORATION
FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC.,
BROKER/DEALER SERVICES DIVISION

Nationwide (toll-free) 1-800-433-0734
In Alaska or Overseas (call collect) 1-617-328-5000

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
OF PRINCIPAL AMOUNT INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

   DES-pro-0499

FIDELITY
DESTINY PORTFOLIOS:

Destiny I   : Class N (fund number 395)
    Destiny II   : Class N (fund number 396)

Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.

Shares    of Class N     of each fund may be purchased only through
Fidelity Systematic Investment Plans: Destiny        Plans I   :
New     and Destiny Plans II   : New     (the    "    Plans   "     or
a    "    Plan   "    ), a unit investment trust. Details of the
Plans, including the Creation and Sales Charges, are discussed in the
Prospectus for the Plans. The    Creation and Sales C    harges for
the first year of a Plan may amount to as much as 50% of the amounts paid under a Plan. Prospective investors should read this Prospectus in conjunction with the Plans' Prospectus.

       PROSPECTUS
   APRIL 26, 1999

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


PROSPECTUS

KEY FACTS                4   WHO MAY WANT TO INVEST

                         5   EXPENSES Each class's yearly
                             operating expenses.

                         6   PERFORMANCE

THE FUNDS IN DETAIL      10  CHARTER How each fund is
                             organized.

                         10  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         13  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             14  HOW TO BUY SHARES

                         14  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         16  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  16  DIVIDENDS, CAPITAL GAINS, AND
POLICIES                     TAXES

                         17  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         17  EXCHANGE RESTRICTIONS

KEY FACTS


WHO MAY WANT TO INVEST

Each fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns and who want to be invested in the stock market for its long-term growth potential. Each fund invests for growth and does not pursue income.

Shares of    Class N of     each fund may be acquired only through the
purchase of an interest in Fidelity Systematic Investment Plans:
Destiny Plans I   : New     or Destiny Plans II   : New (the "Plans"
or a "Plan").     The funds are designed for you if you are seeking
accumulation of capital through regular, systematic investing over a period of 10 years or more. Investments in the funds are based on the concept of "dollar-cost averaging." This involves consistently buying uniform dollar amounts of a security regardless of the price, at regular intervals. When prices are low, more shares are bought than when prices are high. Because the value of the securities in each fund fluctuates with market conditions, if you liquidate your Plan investment when the market value of your shares is less than their
original cost, including the Plan's    initial     Creation and Sales
Charges, you will incur a loss. Investments in a systematic investment plan do not eliminate market risk. While Fidelity Management & Research Company (FMR) will seek to realize capital growth over the lifetime of a Plan, the policies FMR follows may not be appropriate if you are unable to complete your Plan. You should also consider your ability to continue to invest during periods of varying economic and market conditions.

Receipt by each fund of investments on a systematic basis tends to provide a more consistent level of fund assets than might be the case for those funds whose shares are sold directly and may allow each fund to plan for the gradual accumulation of various individual security positions. One example of how each fund could employ this concept is through the program of dollar-cost averaging as described above. Such a program could be hampered by increased net redemptions or the failure of Plan investors to purchase shares.

FMR is also the investment adviser to certain other investment companies not sold through systematic investment plans, which also have objectives of capital growth. The investment policies employed by each of these funds vary, as do the sales charges assessed to fund share purchases and the investment results each has attained.

The value of each fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities.

Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.

   Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class N shares of each fund are subject to 12b-1 fees, while Class O shares (the original class of shares for each fund) are not. In addition Class N shares are subject to higher transfer agent fees than Class O shares. The Class O shares are only available through other systematic investment plans, and are not offered through this prospectus. You may obtain more information about Class O shares and the Fidelity Systematic Investment Plans through which the Class O shares are offered, by calling FDC at 1-800-433-0734, or your investment professional.

The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact FDC or your investment professional to discuss which class is appropriate for you.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you    may pay when you
buy or sell Class N shares of a fund.     Neither fund will offer its
Class N shares publicly except through the Plans, which impose separate Creation and Sales Charges. Creation and Sales Charges vary according to the monthly investment size and duration of each Plan.
Please refer to the    Plans'     Prospectus for details.

                               Destiny I: Class N    Destiny II: Class N

Sales charge on purchases and  None                  None
reinvested distributions

Deferred sales charge on       None                  None
redemptions


ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR that varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

   12b-1 fees for Class N of each fund include a shareholder service fee paid by Class N to FDC for services and expenses in connection with providing personal service and/or maintenance of Class N shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.

Management fees   , 12b-1 fees     and other expenses    (including
transfer agent fees)     are reflected in    Class N's     share price
and are not charged directly to individual shareholder accounts. Please refer to the section "Breakdown of Expenses," beginning on page
15    for further information.

   The following figures are based on estimated expenses of Class N of each fund and are calculated as a percentage of average net assets of Class N of each fund.

                          Destiny I: Class N    Destiny II: Class N

Management fee            0.31%                 0.45%

12b-1 fee (Service Fee)   0.25%                 0.25%

Other expenses            0.65%                 0.66%

TOTAL OPERATING EXPENSES  1.21%                 1.36%


EXPENSE TABLE EXAMPLE: You would pay the following amount in total
expenses on a $1,000 investment in    Class N shares of a fund,
assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder
transaction expenses and Class N's     annual operating expenses.

Destiny I: Class N   1 Year    $ 12

                     3 Years   $ 38

                     5 Years   $ 67

                     10 Years  $ 147



Destiny II: Class N  1 Year    $ 14

                     3 Years   $ 43

                     5 Years   $ 74

                     10 Years  $ 164


THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.

As stated above, Creation and Sales Charges vary for    each Plan.
Generally, however, these charges are all incurred within the first year of the life of a Plan. For a detailed explanation of applicable
rate structure, please refer to the Plans'     Prospectus.

PERFORMANCE

Mutual fund performance is commonly measured as TOTAL RETURN. The
total returns that follow are based on historical results fo   r Class
O, restated to reflect the higher 12b-1 and transfer agent fees applicable to Class N, as set forth in "Breakdown of Expenses - Other Expenses" on page 16. The total returns that follow do not reflect the effect of taxes.

The following tables show Destiny Plans I: New and Destiny Plans II:
New average annual total returns calculated for the one, five, ten, and fifteen years or Life of Plan ended September 30, 1998 for a $50/month, 15 year Plan. Past 15 years or Life of Plan figures are for the periods October 1, 1983 to September 30, 1998 for Destiny New Plans I and Commencement of Operations (December 30, 1985) through September 30, 1998 for Destiny New Plans II. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges assessed through the Plans.
The total returns for the Plan   s     are based on historical results
for the Original Plan   s    , restated to reflect the higher 12b-1
and    transfer agent fees     applicable to Class N, as set forth in
"   Breakdown of     Expenses -    Other     Expenses" on page
16    . The illustrations assume an initial $600 lump sum investment at the beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned had they made only regular monthly investments over the period. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
AVERAGE ANNUAL TOTAL RETURNS    -
    DESTINY    NEW     PLANS


Fiscal periods ended   Past 1 year  Past 5  years      Past 10 years       Past 15 years/ Life of Plan
September 30, 1998

Destiny Plans I: New    -46.11%      16.23%             17.52%              16.51%A

Destiny Plans II: New   -47.14%      15.38%             17.31%              20.12%B



   A FROM OCTOBER 1, 1983 TO SEPTEMBER 30, 1998 BASED ON HISTORICAL RESULTS FOR THE ORIGINAL PLANS, RESTATED TO REFLECT THE HIGHER 12B-1 AND TRANSFER AGENT FEES APPLICABLE TO CLASS N, AS SET FORTH IN
"BREAKDOWN OF EXPENSES - OTHER EXPENSES" ON PAGE 16.

   B FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS OF CLASS O) TO SEPTEMBER 30, 1998 BASED ON HISTORICAL RESULTS FOR THE ORIGINAL PLAN, RESTATED TO REFLECT THE HIGHER 12B-1 AND TRANSFER AGENT FEES
APPLICABLE TO CLASS N, AS SET FORTH IN "BREAKDOWN OF EXPENSES - OTHER EXPENSES" ON PAGE 16.

   All total returns quoted below do not include the effect of paying the separate Creation and Sales Charges associated with the purchase of Class N shares of the funds through the Plans. Total returns would be lower if Creation and Sales Charges were taken into account. Since Class N shares of the funds may be acquired only through the Plans, Investors should consult the Plans' Prospectus for complete information regarding Creation and Sales Charges.

   Each fund's fiscal year runs from     October 1    through
    September 30   . Class N of each fund is expected to commence
operations on or about April 30, 1999. The tables below show each fund's performance over past fiscal years. The charts on page 11 present calendar year performance for each fund compared to different measures, including the Standard and Poor's 500 Index.

AVERAGE ANNUAL TOTAL RETURNS


Fiscal periods ended  Past 1 year  Past 5  years      Past 10 years       Life of fund
September 30, 1998

Destiny I: Class N     7.77%        18.71%             18.13%              17.61%A

Destiny II: Class N    5.71%        17.84%             17.91%              20.50%B



CUMULATIVE TOTAL RETURNS


Fiscal periods ended  Past 1 year  Past 5  years  Past 10 years       Life of fund
September 30, 1998

Destiny I: Class N     7.77%        135.70%        429.05%             9,672.51%A

Destiny II: Class N    5.71%        127.20%        419.35%             979.47%B



   A FROM JULY 10, 1970 (COMMENCEMENT OF OPERATIONS OF CLASS 0) TO SEPTEMBER 30, 1998 BASED ON HISTORICAL RESULTS FOR CLASS O, RESTATED TO REFLECT THE HIGHER 12B-1 AND TRANSFER AGENT FEES APPLICABLE TO CLASS N, AS SET FORTH IN "BREAKDOWN OF EXPENSES - OTHER EXPENSES" ON PAGE 17.

   B FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS OF CLASS O) TO SEPTEMBER 30, 1998 BASED ON HISTORICAL RESULTS FOR CLASS O, RESTATED TO REFLECT THE HIGHER 12B-1 AND TRANSFER AGENT FEES APPLICABLE TO CLASS N, AS SET FORTH IN "BREAKDOWN OF EXPENSES - OTHER EXPENSES" ON PAGE 17.

   YEAR-BY-YEAR TOTAL RETURNS

Calendar years               1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

DESTINY I                    24.46%  -4.00%  37.73%  14.15%  25.33%  3.52%   35.78%  17.52%  29.80%  24.55%

Standard & Poor's 500 Index  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%  28.58%

Lipper Growth Funds Average  27.70%  -4.72%  37.08%  7.86%   10.61%  -2.17%  30.79%  19.24%  25.30%  22.86%

Consumer Price Index         4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%   1.61%






   Percentage (%)
Row: 1, Col: 1, Value: 24.46
Row: 2, Col: 1, Value: -4.0
Row: 3, Col: 1, Value: 37.73
Row: 4, Col: 1, Value: 14.15
Row: 5, Col: 1, Value: 25.33
Row: 6, Col: 1, Value: 3.52
Row: 7, Col: 1, Value: 35.78
Row: 8, Col: 1, Value: 17.52
Row: 9, Col: 1, Value: 29.8
Row: 10, Col: 1, Value: 24.55
   (LARGE SOLID BOX) DESTINY I

   YEAR-BY-YEAR TOTAL RETURNS

Calendar years               1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

DESTINY II                   25.33%  -3.38%  40.22%  14.48%  25.72%  3.56%   34.80%  16.84%  28.53%  27.01%

Standard & Poor's 500 Index  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%  28.58%

Lipper Growth Funds Average  27.70%  -4.72%  37.08%  7.86%   10.61%  -2.17%  30.79%  19.24%  25.30%  22.86%

Consumer Price Index         4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%   1.61%




   Percentage (%)
Row: 1, Col: 1, Value: 25.33
Row: 2, Col: 1, Value: -3.38
Row: 3, Col: 1, Value: 40.22
Row: 4, Col: 1, Value: 14.48
Row: 5, Col: 1, Value: 25.72
Row: 6, Col: 1, Value: 3.56
Row: 7, Col: 1, Value: 34.8
Row: 8, Col: 1, Value: 16.84
Row: 9, Col: 1, Value: 28.53
Row: 10, Col: 1, Value: 27.01
   (LARGE SOLID BOX) DESTINY II

   DATA IS BASED ON HISTORICAL RESULTS FOR CLASS O, RESTATED TO
REFLECT THE HIGHER 12B-1 AND TRANSFER AGENT FEES APPLICABLE TO CLASS N, AS SET FORTH IN "BREAKDOWN OF EXPENSES - OTHER EXPENSES" ON PAGE 16.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

       THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average for Destiny I and Destiny II. As of December 31, 1998, the average reflected the performance of 980 mutual funds with similar investment objectives. This average, published by Lipper Inc., excludes the effect of sales loads.

       STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) a market capitalization-weighted index of common stocks.

Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

   THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

Other illustrations of fund performance may show moving averages over specified periods.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969 and reorganized as a Massachusetts business trust on June 20, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent or the Plans' custodian, as applicable, will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

FMR AND ITS AFFILIATES

Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund.

As of    January 31, 1999    , FMR advised funds having approximately
   40     million shareholder accounts with a total value of more than
$   686     billion.

George A. Vanderheiden is Vice President and manager of Destiny I, which he has managed since 1980. He also manages several other
Fidelity    Advisor     Funds. Mr. Vanderheiden is a member of the
Board of Directors for FMR Corp. Mr. Vanderheiden joined Fidelity in
1971.

Beth Terrana is Vice President and manager of Destiny II, which she has managed since June 1998. She also manages other Fidelity funds. Since joining Fidelity in 1983, Ms. Terrana has worked as an analyst, portfolio assistant and manager.

Fidelity's investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

FDC distributes and markets Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing
functions for    Class N of     each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K. and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of the Destiny Portfolios, provided that the funds receive brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

EACH FUND seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.

Each fund seeks capital growth primarily from equity securities. Each fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as preferred stocks or bonds. The funds have the flexibility to invest in large or small, domestic or foreign issuers.

The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call the appropriate number listed on the front cover, or your investment professional.

EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest in more than 10% of the outstanding voting securities of a single issuer.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

The following tables provide a summary of ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September 1998, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.

DESTINY I
FISCAL YEAR ENDED SEPTEMBER 199   8                 MOODY'S
DEBT HOLDINGS, BY RATING                       INVESTORS SERVICE                      STANDARD & POOR'S
                                            (AS A % OF INVESTMENTS)                (AS A % OF INVESTMENTS)
                                                             AVERAGE                                AVERAGE
                                              RATING  OF TOTAL INVESTMENTS         RATING           OF TOTAL
                                                                                                    INVESTMENTS
INVESTMENT GRADE
Highest quality                                 Aaa            11.8    %            AAA                11.8    %
High quality                                    Aa              0.0    %            AA                  0.0    %
Upper-medium grade                              A               0.0    %            A                   0.0    %
Medium grade                                    Baa             0.0    %            BBB                 0.0    %
LOWER QUALITY
Moderately speculative                          Ba              0.0    %            BB                  0.0    %
Speculative                                     B               0.0    %            B                   0.0    %
Highly speculative                              Caa             0.0    %            CCC                 0.0    %
Poor quality                                    Ca              0.0    %            CC                  0.0    %
Lowest quality, no interest                     C               0.0    %            C                   0.0    %
In default, in arrears --                                                           D                   0.0    %

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.

THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P
AMOUNTED TO    0.0    % OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL
AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO
   0.0    % OF THE FUND'S INVESTMENTS.

DESTINY II
FISCAL YEAR ENDED SEPTEMBER 199   8                 MOODY'S
DEBT HOLDINGS, BY RATING                        INVESTORS SERVICE                    STANDARD & POOR'S
                                             (AS A % OF INVESTMENTS)              (AS A % OF INVESTMENTS)
                                                             AVERAGE                                 AVERAGE
                                               RATING   OF TOTAL INVESTMENTS       RATING            OF TOTAL
                                                                                                     INVESTMENTS
INVESTMENT GRADE
Highest quality                                 Aaa            6.2    %             AAA                6.2    %
High quality                                    Aa             0.0    %             AA                 0.0    %
Upper-medium grade                              A              0.0    %             A                  0.0    %
Medium grade                                    Baa            0.0    %             BBB                0.0    %
LOWER QUALITY
Moderately speculative                          Ba             0.0    %             BB                 0.0    %
Speculative                                     B              0.1    %             B                  0.0    %
Highly speculative                              Caa            0.0    %             CCC                0.0    %
Poor quality                                    Ca             0.0    %             CC                 0.0    %
Lowest quality, no interest                     C              0.0    %             C                  0.0    %
In default, in arrears --                                                           D                  0.0    %

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.

THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P
AMOUNTED TO    0.0    % OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL
AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO
   0.0    % OF THE FUND'S INVESTMENTS.

RESTRICTIONS: Purchase of a debt security is consistent with each fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's), Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 10% of its assets.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. In addition, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

DESTINY I AND DESTINY II seek capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.

With respect to 75% of total assets, each fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer.
These limitations do not apply to U.S. Government securities.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES,
which are explained on page    19    .

FMR may, from time to time, agree to reimburse the funds or a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the funds' or a class's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is determined by calculating a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to the S&P 500.

Management fee  =  Basic fee  +/-  Performance adjustment

THE BASIC FEE is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 1998, the group fee rate was 0.2911% for Destiny I and Destiny II. The individual fund fee rate is 0.17% for Destiny I and 0.30% for Destiny II.

The basic fee for Destiny I and Destiny II for the fiscal year ended September 1998, was 0.46% and 0.59%, respectively, of the fund's average net assets.

THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing the
performance of each fund's    Class O     to that of the S&P 500 over
the performance period.

The performance period is the most recent 36-month period.

The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is +0.24% of the fund's average net assets up to and including $100,000,000 and +0.20% of the fund's average net assets in excess of $100,000,000 over the performance period.

The total management fee for the fiscal year ended September 30, 1998 was 0.31% of the fund's average net assets for Destiny I and 0.45% of the fund's average net assets for Destiny II.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

OTHER EXPENSES

While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.

FSC performs transfer agency, dividend disbursing, and shareholder
servicing functions for the    Class N of each fund. Class N will pay
FSC a transfer agent fee for such services that may not exceed an
annual rate of 0.63% of the fund's average net a    ssets. FSC also
calculates the net asset value per share (NAV) and dividends for
   Class N     of each fund, maintains the funds' general accounting
records, and administers each fund's securities lending program. For the fiscal year ended September 1998, Destiny I and Destiny II paid fees equal to 0.01% and 0.02%, respectively, of each fund's average net assets for pricing and bookkeeping services. These amounts are before expense reductions, if any.

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

   Class N shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class N of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class N shares. Class N may pay FDC a distribution fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class N of each fund currently pays FDC a monthly service fee at an annual rate of 0.25% of its average net assets throughout the month. Class N distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class N shareholders to do so.

For the fiscal year ended    September 30, 1998,     the portfolio
turnover rates for Destiny I and Destiny II were 27% and 106%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of    Class N     is the    class's
NAV.

Each fund has an agreement with FDC under which each fund issues shares at NAV to State Street Bank and Trust Company (State Street) as Custodian for the Plans. EACH FUND WILL NOT OFFER ITS SHARES PUBLICLY EXCEPT THROUGH THE PLANS. Generally, State Street will hold directly
all shares of each fund unless a Planholder        owns fund shares
directly after    completing     or terminating a Plan. The    terms
    of    the offering of the Plans     are    contained     in the
Prospectus of Fidelity Systematic Investment Plans: Destiny Plans
I   : New     and Destiny Plans II   : New (the Plans or a Plan)    .

Your shares will be purchased at the next NAV calculated after your
order is received in proper form.    Class N's     NAV is normally
calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order,
including certain purchases by exchange.    See "Exchange
Restrictions" on page 24. Purchase orders may be refused if, in FMR's
opinion, they would disrupt management of a fun    d.

Share certificates are not available for    Class N     shares.

If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application.
Contact your investment professional for more information and a retirement account application.

HOW TO SELL SHARES

THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE SHAREHOLDERS WHO HAVE
COMPLETED OR TERMINATED A    PLAN AND HOLD SHARES OF A FUND DIRECTLY.
PLANHOLDERS SHOULD CONSULT THE SECTION ENTITLED "CANCELLATION AND REFUND RIGHTS" OF THEIR PLAN'S PROSPECTUS FOR A DISCUSSION OF THE REQUIREMENTS FOR REDEMPTION OF SHARES FROM A PLAN.

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of    Class N     is the    class    's
NAV.

Your shares will be sold at the next NAV calculated after your order
is received    in proper form. Class N    's NAV is normally
calculated each business day at 4:00 p.m. Eastern time.

If you have certificates for your shares, you must submit them to FSC in order to sell your shares, and you should call the appropriate
number listed on the front cover for specific instructions.    Share
Certificates are no longer provided.

For more information, see "Systematic Withdrawal Program" on page of the Plans' prospectus.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. A signature guarantee is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,

(small solid bullet) Your account registration has changed within the last 30 days,

(small solid bullet) The check is being mailed to a different address than the one on your account (record address),

(small solid bullet) The check is being made payable to someone other than the account owner, or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name, (small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and (small solid bullet) Any other applicable requirements listed in the following table.

Mail your letter to the following address:

Fidelity Investments
P. O. Box 770002
Cincinnati, OH 45277-0086

Unless otherwise instructed, Fidelity will send a check to the record address.

                                                TYPE OF REGISTRATION*           SPECIAL REQUIREMENTS

PHONE (phone_graphic)                           All accounts                    (small solid bullet) Maximum
                                                                                check request: $100,000.

                                                                                (small solid bullet) You may
                                                                                exchange to other Fidelity
                                                                                funds if both accounts are
                                                                                registered with the same
                                                                                name(s), address, and
                                                                                taxpayer ID number.

                                                                                (small solid bullet) Call FDC
                                                                                at the appropriate number
                                                                                listed on the front cover.

Mail or in Person (mail_graphic)(hand_graphic)  Individual, Joint Tenants,      (small solid bullet) The
                                                Sole Proprietorship,            letter of instruction must
                                                Custodial (Uniform              be signed by all person(s)
                                                Gifts/Transfers to Minors       required to sign for the
                                                Act), General Partners          account exactly as it is
                                                 Corporations, Associations     registered, accompanied by
                                                 Trusts                         signature guarantee(s).

                                                                                (small solid bullet) The
                                                                                letter of instruction and a
                                                                                corporate resolution must be
                                                                                signed by all person(s)
                                                                                required to sign for the
                                                                                account, accompanied by
                                                                                signature guarantee(s).

                                                                                (small solid bullet) The
                                                                                letter of instruction must
                                                                                be signed by the Trustee(s),
                                                                                accompanied by signature
                                                                                guarantee(s). (If the
                                                                                Trustee's name is not
                                                                                registered on your account,
                                                                                also provide a copy of the
                                                                                trust document, certified
                                                                                within the last 60 days.)


* IF YOU DO NOT FALL INTO ANY OF THE ABOVE REGISTRATION CATEGORIES (E.G., EXECUTORS, ADMINISTRATORS, CONSERVATORS OR GUARDIANS), PLEASE CALL THE APPROPRIATE NUMBER LISTED ON THE FRONT COVER FOR FURTHER
INSTRUCTIONS.

INVESTOR SERVICES

THE FOLLOWING SHAREHOLDER SERVICES ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD
   C    LASS    N     SHARES OF A FUND DIRECTLY. Planholders should
consult the sections titled "   Plan Features and Your Rights and
Privileges    " on page         in their Plan's Prospectus for a
discussion of distribution options and other pertinent data.

For accounts not associated with the    Plan    s, Fidelity provides a
variety of services to help you manage your account.

INFORMATION SERVICES

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if you have more than one account in a fund. Call FDC at the appropriate number listed on the front cover, or your investment professional if you need additional copies of financial reports and prospectuses.

FSC pays for shareholder services but not for special services, such as producing and mailing historical account documents. You may be required to pay a fee for special services.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your    Class N     shares and buy
Class A or Class T shares of other Fidelity Advisor Funds by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with the purchase of Plan shares.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page 25.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

DISTRIBUTION OPTIONS

THE FOLLOWING DISTRIBUTION OPTIONS ARE APPLICABLE ONLY TO THOSE
SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD    CLASS
N     SHARES OF THE FUNDS DIRECTLY. Planholders should consult the section titled "Plan Features and your Rights and Privileges,
Distributions" on page         of the Plans' Prospectus for a
discussion of distribution options and other pertinent information.

You can choose from three distribution options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

When a class deducts a distribution from its NAV, the reinvestment price is the class's NAV at the close of business that day.
Distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income;
capital gain distributions are taxed as long-term capital gains.

Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.

You will also receive a transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates    Class N    's NAV as of the
close of business of the NYSE, normally 4:00 p.m. Eastern time.

A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class outstanding.

Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

New Planholders who have redeemed shares under "Cancellation and Refund Rights" (discussed in the Plans' Prospectus), may not reinstate at NAV the proceeds from such a cancellation or refund until all refunded Creation and Sales Charges included in the cancellation have first been deducted in full from the amount being replaced. To redeem shares from a Plan, refer to the section entitled "Plan Features and your Rights and Privileges, Distributions" in your Plan's Prospectus, or contact your investment professional.

WHEN YOU SIGN YOUR PLAN'S APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity at the appropriate number listed on the front cover for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.

EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging C   lass N
shares of a fund for Class A or Class T shares of other Fidelity Advisor Funds. The exchange privilege is available only to those who
have completed or terminated a Plan and received Class N sh    ares of
the fund directly. The Fidelity Advisor funds includes, among others, common stock funds, tax exempt and corporate bond funds and money market funds. Before you make an exchange from either fund you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

Fidelity, Fidelity Investments & (Pyramid) Design, and Fidelity
Investments are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

FIDELITY DESTINY PORTFOLIOS
DESTINY I: CLASS N
DESTINY II: CLASS N
CROSS REFERENCE SHEET

Form N-1A Item Number





Part B                 Statement of Additional
                       Information



10,11                  Cover Page

12                     Description of the Trust

13a,b,c                Investment Policies and
                       Limitations

  d                    Portfolio Transactions

14a, b, c              Trustees and Officers

15a,b                  *

  c                    Trustees and Officers

16a(i)                 FMR; Portfolio Transactions

  a(ii)                Trustees and Officers

  a(iii),b             Management Contracts

  c,d                  Contracts with FMR Affiliates

  e,f,g                *

  h                    Description of the Trust

  i                    Contracts with FMR Affiliates

17a,b,c,               Portfolio Transactions

  d,e                  *

18a                    Description of the Trust

  b                    *

19a                    Additional Purchase,
                       Exchange, and Redemption
                       Information

  b                    Valuation; Additional
                       Purchase, Exchange, and
                       Redemption Information

  c                    *

20                     Distributions and Taxes

21a,b                  Contracts with FMR Affiliates

  c                    *

22                     Performance

23                     Financial Statements





 *Not Applicable


FIDELITY DESTINY PORTFOLIOS: DESTINY I   : CLASS N     AND DESTINY
II   : CLASS N

STATEMENT OF ADDITIONAL INFORMATION

APRIL 26, 1999

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated April 26, 1999). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call your investment professional or Fidelity Distributors Corporation (FDC):

NATIONWIDE (TOLL FREE)          1-800-433-0734

IN ALASKA OR OVERSEAS (CALL     1-617-328-5000
COLLECT)

TABLE OF CONTENTS               PAGE



Investment Policies and         18
Limitations

Portfolio Transactions          23

Valuation                       26

Performance                     26

Additional Purchase, Exchange   31
and Redemption Information

Distributions and Taxes         31

FMR                             31

Trustees and Officers           31

Management Contracts            33

Distribution and Service Plans  37

Contracts with FMR Affiliates   38

Description of the Trust        38

Financial Statements            39

Appendix                        39

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

DES   N    -ptb-   0499
1.717191.100

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) Each fund does not currently intend to purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 34.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended September 30, 1998 and 1997, the portfolio turnover rates were 27% and 32%, respectively, for Destiny I and 106% and 35%, respectively, for Destiny II. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.

The following table shows the total amount of brokerage commissions paid by each fund.

            Fiscal Period Ended September      Total Amount Paid
            30

Destiny I

            1998                               $ 2,570,840

            1997                                 2,584,748

            1996                                 2,301,707

Destiny II

            1998                                 4,980,133

            1997                                 1,650,699

            1996                                 1,173,347

Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and FBS, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended September 1998. NFSC and FBS are paid on a commission basis.

                                                                                         Total Amount Paid

                             Fiscal Year Ended September                                 To NFSC

Destiny I

                             1998                                                         $ 379,953

                             1997                                                          325,801

                             1996                                                          600,318

Destiny II

                             1998                                                          737,785

                             1997                                                          206,961

                             1996                                                          303,168

Fiscal Year Ended September  % of  Aggregate Commissions  % of  Aggregate Dollar Amount  % of Aggregate Commissions
1998                         Paid to NFSC                 of Transactions Effected       Paid to FBS
                                                          through NFSC

Destiny I                     14.78%                       20.58%                         0.25%

Destiny II                    14.81%                       21.94%                         0.08%





                             To FBS

Destiny I

                             $ 6,480

                               66,245

                               6,452

Destiny II

                               3,960

                               38,055

                               3,712

Fiscal Year Ended September  % of  Aggregate Dollar Amount
1998                         of Transactions Effected
                             through FBS

Destiny I                     0.12%

Destiny II                    0.03%


(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 1998.

Fiscal Year Ended September  $ Amount of  Commissions Paid  $ Amount of Brokerage
1998                         to Firms that Provided         Transactions Involved*
                             Research Services*

Destiny I                     $ 2,492,711                   $ 2,590,996,949

Destiny II                    $ 4,801,500                   $ 5,570,029,252


* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

FSC normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period; however, returns quoted by each fund do not include the effect of paying the separate Creation and Sales Charges associated with the purchase of shares of the funds through Fidelity
Systematic Investment Plans:    Destiny Plans I: New and Destiny Plans
II: Ne    w (the "Plans" or a "Plan"). Total returns would be lower if
Creation and Sales Charges were taken into account. A class's total return may be calculated by using the performance data of a previously
existing class prior to the date that    Class N     commenced
operations, restated to reflect higher 12b-1 fees and transfer agent fees. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a class's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

       CALCULATING HISTORICAL FUND RESULTS.    The following tables
show historical performance for Class N of each fund. For reporting periods ending prior to commencement of Class N's operations (expected to occur on or about April 30, 1999), historical performance is based on the historical total returns of Class O, restated to reflect higher 12b-1 fees and transfer agent fees as of April 30, 1999 without giving effect to any fee waivers or expense reimbursements in effect for the fund. In restating Class O's historical performance, it has been assumed that each fund's transfer agent fees have been equal to the maximum amount (0.63% of the class's average net assets) over the entire reporting period. Class N of each fund has a 12b-1 fee of 0.25% which is included in the average annual and cumulative total returns.

HISTORICAL PLAN RESULTS. The following table shows the Plans' average
annual total returns    of the Fidelity Systematic Investment Plans:
Destiny Plans I: New and Destiny Plans II: New (the "Plans" or a
"Plan")     for periods ended    September 30    ,    1998     for a
$50/month, 15 year Plan. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales
Charges and Custodian Fees assessed through the Original Plans.    The
total returns for the Plans prior to the commencement of operations for the Plans are based on historical results for the Original Plans, restated to reflect the higher 12b-1 fees and transfer agent fees
applicable to Class N, as described above.     The illustrations
assume an initial $600 lump sum investment at the beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what
investors would have earned    if     only they made regular monthly
investments over the period. Consult the Plans' Prospectus for more complete information on applicable charges and fees.

                          Destiny Plans I   : New
                          Average Annual Total Returns

                          One Year  Five Years  Ten Years  Fifteen YearsA

$50/month, 15-year Plan:   -46.11%   16.23%      17.52%     16.51%


Destiny Plans II:    New
Average Annual Total Returns

                          One Year  Five Years  Ten Years  Life of PlanB

$50/month, 15-year Plan:   -47.14%   15.38%      17.31%     20.12%


   A From October 1, 1983 to September 30, 1998 based on historical results for the Original Plans, restated to reflect the higher 12b-1 and transfer agent fees applicable to Class N, as set forth in "Distribution and Service Plans" and "Contracts with FMR Affiliates" on page 65.

   B From December 30, 1985 (commencement of operations of Class O) to September 30, 1998 based on historical results for the Original Plans, restated to reflect the higher 12b-1 and transfer agent fees applicable to Class N, as set in "Distribution and Service Plans" and "Contracts with FMR Affiliates" on page 65.

       HISTORICAL FUND RESULTS.    The following table shows the
funds' total returns for Class N shares for the periods ending September 30, 1998. The initial offering of Class N shares of each fund is expected to begin on or about April 30, 1999. Class N returns prior to the initial offering date are those of Class O of each fund, restated to reflect the higher 12b-1 fees and transfer agent fees in effect for Class N as of April 30, 1999, as described in "Distribution and Service Plans" and "Contracts with FMR Affiliates" on page 65.


                     Average Annual Total Returns                                       Cumulative Total Returns


                     One Year                   Five Years  Ten Years  Life of Fund  One Year                   Five Years

Destiny I: Class N    7.77%                     18.71%      18.13%     17.61%         7.77%                     135.70%

                     Average Annual Total Returns                                       Cumulative Total Returns


                     One Year                   Five Years  Ten Years  Life of Fund  One Year                   Five Years

Destiny II: Class N   5.71%                     17.84%      17.91%     20.50%        5.71%                      127.20%





                     Cumulative Total Returns

                     Ten Years  Life of  Fund

Destiny I: Class N    429.05%    9,672.51%A



                     Ten Years  Life of  Fund

Destiny II: Class N   419.35%    979.47%B


   A From July 10, 1970 (commencement of operations of Class O) to September 30, 1998 based on historical results for the Class O, restated to reflect the higher 12b-1 and transfer agent fees applicable to Class N, as set forth in "Distribution and Service Plans" and "Contracts with FMR Affiliates" on page 65.

   B From December 30, 1985 (commencement of operations of Class O) to September 30, 1998 based on historical results for the Class O, restated to reflect the higher 12b-1 and transfer agent fees applicable to Class N, as set forth in "Distribution and Service
Plans" and "Contracts with FMR Affiliates" on page 66.

   The following tables show the income and capital elements of each fund's Class N cumulative total return. The tables compare each fund's
Class N     return to the record of the Standard & Poor's 500 Index
(S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA
comparisons are provided to show how each    Class N f    und's total
return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups
of stocks and, unlike each    Class N     fund's returns, do not
include the effect of brokerage commissions or other costs of investing.

The initial offering of Class N shares of each fund is expected to
begin on or about    April 30, 1999    . Class N figures prior to the
initial offering date are those of Class O, restated to reflect the
higher 12b-1    and transfer agent fees     for the Class N, as
described    in "Distribution and Service Plans" and "Contracts with
FMR Affiliates" on page 66    .

The following tables show the growth in value of a hypothetical
$10,000 investment    in Class N     of each fund during the 15-year
period ended September 30, 1998 or life of fund , as applicable, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

   During the 15-year period ended September 30, 1998, a hypothetical $10,000 investment in Destiny I: Class N would have grown to $102,417.

      INDICES


      Destiny I  S&P 500   DJIA       Cost of Living

1998  $ 102,417  $ 97,877  $ 102,583  $ 16,276

1997  $ 95,031   $ 89,758  $ 102,178  $ 16,008

1996  $ 70,329   $ 63,908  $ 74,239   $ 15,670

1995  $ 61,139   $ 53,110  $ 59,145   $ 15,214

1994  $ 48,373   $ 40,933  $ 46,275   $ 14,836

1993  $ 43,453   $ 39,478  $ 41,660   $ 14,409

1992  $ 34,545   $ 34,933  $ 37,230   $ 14,032

1991  $ 30,719   $ 31,455  $ 33,337   $ 13,625

1990  $ 20,776   $ 23,978  $ 26,162   $ 13,178

1989  $ 25,377   $ 26,422  $ 27,642   $ 12,413

1988  $ 19,358   $ 19,866  $ 20,903   $ 11,897

1987  $ 21,931   $ 22,668  $ 24,778   $ 11,420

1986  $ 15,144   $ 15,802  $ 16,368   $ 10,943

1985  $ 11,256   $ 11,994  $ 11,859   $ 10,755

1984  $ 10,138   $ 10,472  $ 10,270   $ 10,427


The figures in the table do not include the effect of paying the separate Creation and Sales Charges associated with the purchase of shares of the fund through the Plans.

During the period from December 30, 1985 (commencement of
operations    of Class O    ) to September 30,    1998,     a
hypothetical $10,000 investment in Destiny II   : Class     N would
have grown to    $107,947.

       INDICES


       Destiny II  S&P 500   DJIA      Cost of Living**

1998   $ 107,947   $ 69,830  $ 73,396  $ 14,995

1997   $ 102,114   $ 64,037  $ 73,107  $ 14,748

1996   $ 76,449    $ 45,595  $ 53,117  $ 14,437

1995   $ 66,807    $ 37,891  $ 42,318  $ 14,016

1994   $ 53,070    $ 29,203  $ 33,109  $ 13,669

1993   $ 47,513    $ 28,166  $ 29,807  $ 13,275

1992   $ 37,531    $ 24,923  $ 26,638  $ 12,928

1991   $ 33,876    $ 22,441  $ 23,852  $ 12,553

1990   $ 21,751    $ 17,107  $ 18,718  $ 12,141

1989   $ 26,512    $ 18,850  $ 19,777  $ 11,436

1988   $ 20,785    $ 14,173  $ 14,956  $ 10,961

1987   $ 22,770    $ 16,172  $ 17,728  $ 10,522

1986*  $ 14,959    $ 11,274  $ 11,711  $ 10,082


* From December 30, 1985 (commencement of operations    of Class
O    ).

** From month-end closest to initial investment date.

The figures in the table do not include the effect of paying the separate Creation and Sales Charges associated with the purchase of shares of the fund through the Plans.

PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Each fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.

A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A class may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of    January 31, 1999     FMR advised over    $34     billion in
municipal fund assets,    $12.9     billion in money market fund
assets,    $516     billion in equity fund assets, $   13     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Each fund is open for business and    each class's     NAV is
calculated each day the NYSE is open for trading. The NYSE has
designated the following holiday closings for 199   9    : New Year's
Day, Martin Luther King's Birthday,    Presidents'     Day, Good
Friday, Memorial Day, Independence Day (observed), Labor Day,
Thanksgiving Day, and Christmas Day    (observed)    . Although FMR
expects the same holiday schedule to be observed in the future, the
NYSE may modify its holiday schedule at any time.    In addition, on
days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

FSC normally determines    each class    's NAV as of the close of the
NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.

As of September 30, 1998, Destiny I and Destiny II hereby designate approximately $411,529,000 and $236,337,000, respectively as a capital gain dividend for the purpose of the dividend-paid deduction.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.

If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

FMR

All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East) Inc; and a Director of FDC.    Abigail Johnson,
Vice President of certain Equity Funds, is Mr. Johnson's daughter.

J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at
Columbia University Graduate School of Business.    Prior to 1987, he
was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the
Yale-New Haven Health Services Corp.     (1998), a Member of the
Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

ABIGAIL P. JOHNSON (37), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

BETH TERRANA (41), is Vice President of Fidelity Destiny II (1998), and other funds advised by FMR. Prior to her current responsibilities, Ms. Terrana managed a variety of Fidelity funds.

GEORGE VANDERHEIDEN (52), is Vice President of Fidelity Destiny I, and other funds advised by FMR. Prior to his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.

ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 1998, or calendar year ended December 31, 1998, as applicable.

Compensation Table

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
Advisory Board               Destiny IB,C,E               Destiny IIB,D,E              Fund Complex*,A

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 2,265                      $ 1,426                      $ 223,500

Phyllis Burke Davis          $ 2,250                      $ 1,416                      $ 220,500

Robert M. Gates              $ 2,285                      $ 1,439                      $223,500

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

E. Bradley Jones             $ 2,265                      $ 1,426                      $ 222,000

Donald J. Kirk               $ 2,296                      $ 1,447                      $ 226,500

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 2,285                      $ 1,439                      $ 223,500

Gerald C. McDonough          $ 2,821                      $ 1,776                      $ 273,500

Marvin L. Mann               $ 2,249                      $ 1,417                      $ 220,500

Thomas R. Williams           $ 2,281                      $ 1,436                       $223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; William O. McCoy, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1053; Phyllis Burke Davis, $1053; Robert M. Gates, $1054; E. Bradley Jones, $1053; Donald J. Kirk, $1053; William O. McCoy, $1053; Gerald C. McDonough, $1229; Marvin L. Mann, $1053; and Thomas R. Williams, $1053.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $663; Phyllis Burke Davis, $663; Robert M. Gates, $663; E. Bradley Jones, $663; Donald J. Kirk, $663; William O. McCoy, $663; Gerald C. McDonough, $774; Marvin L. Mann, $663; and Thomas R. Williams, $663.

E Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $895, Destiny I; Ralph F. Cox, $564, Destiny II; Marvin
L. Mann, $895, Destiny I; Marvin L. Mann $564, Destiny II; William O. McCoy, $669, Destiny I; William O. McCoy, $427, Destiny II; Thomas R. Williams, $895, Destiny I; Thomas R. Williams, $564, Destiny II.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of March 31,    1999    , the Trustees, Members of the Advisory
Board, and officers of the funds owned, in the aggregate, less than
   1    % of each fund's total outstanding shares.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund, or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a
comparison of each fund's    Class O     performance to that of the
S&P 500.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%            $ 0.5 billion    .5200%

 3 - 6                .4900              25              .4238

 6 - 9                .4600              50              .3823

 9 - 12               .4300              75              .3626

 12 - 15              .4000              100             .3512

 15 - 18              .3850              125             .3430

 18 - 21              .3700              150             .3371

 21 - 24              .3600              175             .3325

 24 - 30              .3500              200             .3284

 30 - 36              .3450              225             .3249

 36 - 42              .3400              250             .3219

 42 - 48              .3350              275             .3190

 48 - 66              .3250              300             .3163

 66 - 84              .3200              325             .3137

 84 - 102             .3150              350             .3113

 102 - 138            .3100              375             .3090

 138 - 174            .3050              400             .3067

 174 - 210            .3000              425             .3046

 210 - 246            .2950              450             .3024

 246 - 282            .2900              475             .3003

 282 - 318            .2850              500             .2982

 318 - 354            .2800              525             .2962

 354 - 390            .2750              550             .2942

 390 - 426            .2700

 426 - 462            .2650

 462 - 498            .2600

 498 - 534            .2550

 Over 534             .2500


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $591     billion of group net assets - the approximate
level for September 30,    1998     - was    0.2911    %, which is the
weighted average of the respective fee rates for each level of group
net assets up to    $591     billion.

The individual fund fee rates for Destiny I and Destiny II are 0.17% and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for September 30, 1998, each fund's annual basic fee rate would be calculated as follows:

            Group Fee Rate     Individual Fund Fee Rate     Basic Fee Rate

Destiny I   0.2911%         +  0.17%                     =  0.4611%

Destiny II  0.2911%         +  0.30%                     =  0.5911%

One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each fund is subject to upward or downward adjustment, depending upon whether, and
to what extent, the fund's    Class O     investment performance for
the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.

Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.

The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The maximum annualized adjustment rate is limited to (plus/minus)0.24% of each fund's average net assets up to and including $100,000,000 and (plus/minus)0.20% of each fund's average net assets in excess of $100,000,000 over the performance period.

A class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.

Fund        Fiscal Years Ended September 30  Performance Adjustment  Management Fees Paid to FMR

Destiny I   1998                             $ (9,828,127)           $ 19,657,092*

            1997                             $ (5,561,177)           $ 19,154,944*

            1996                             $ 6,251,818             $ 26,878,078*

Destiny II  1998                             $ (5,588,522)           $ 18,377,658*

            1997                             $ (3,137,435)           $ 15,305,746*

            1996                             $ 2,752,964             $ 16,685,378*


* Including the amount of the performance adjustment.

During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's total returns, and repayment of the reimbursement by a fund will lower its total returns.

SUB-ADVISERS. On behalf of Destiny I and Destiny II, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.

            Fiscal Year Ended September 30,  FMR U.K.   FMR Far East

Destiny I

            1998                             $ 325,286  $ 311,961

            1997                             $ 257,649  $ 238,595

            1996                             $ 223,448  $ 224,531

            Fiscal Year Ended September 30,  FMR U.K.   FMR Far East

Destiny II

            1998                             $ 173,011  $ 165,398

            1997                             $ 146,081  $ 135,752

            1996                             $ 116,504  $ 117,029

   DISTRIBUTION AND SERVICE PLANS

   The Trustees have approved Distribution and Service Plans on behalf of Class N of each fund (the 12b-1 Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The 12b-1 Plans, as approved by the Trustees, allow Class N of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

   Pursuant to Class N 12b-1 Plans, each Class N may pay FDC a Rule 12b-1 fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class N of each fund currently pays FDC a monthly Rule 12b-1 fee at an annual rate of 0.25% of its average net assets throughout the month. Class N Rule 12b-1 fee rates may be increased only when the Trustees believe that it is in the best interests of Class N shareholders to do so.

   Under each Class N 12b-1 Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the 12b-1 Plan. Each Class N 12b-1 Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or its other resources, to pay FDC for expenses incurred in connection with the distribution of Class N shares, including payments made to third parties that engage in the sale of Class N shares or to third parties, including banks, that provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Class N shares.

   Prior to approving each 12b-1 Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the 12b-1 Plan, and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit Class N of each fund and its shareholders. To the extent that each Class N 12b-1 Plan gives FMR and FDC greater flexibility in connection with the distribution of Class N shares, additional sales of Class N shares may result. Furthermore, certain shareholder support services may be provided more effectively under the 12b-1 Plans by local entities with whom shareholders have other relationships.

   Each Class N 12b-1 Plan does not provide for specific payments by Class N of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type of level of distribution activities or incur any specific level of expense in connection with distribution activities.

   The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies. FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statuses and regulations pertaining to the permissible activities of banks and their affiliates and subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustee would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the institutions will be shown in the selection of investments.

CONTRACTS WITH FMR AFFILIATES

Each class of each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each class of each fund.

   For providing transfer agency services, FSC receives a fee paid monthly with respect to each account in Class N equal to the lesser of
(i) the "custodian fees" and "delegated duty fees" that would have been payable by the shareholder of such account pursuant to the Amended and Restated Custodian Agreement, dated as of April 26, 1999, between Fidelity Distributors Corporation and State Street Bank and Trust Company relating to Fidelity Systematic Investment Plans, and
(ii) an annual rate of 0.63% of Class N's annual net assets.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

   The annual rates for pricing and bookkeeping services for the funds are 0.0450% of the first $500 million of average net assets, 0.0265% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund        1998       1997       1996

Destiny I   $ 824,006  $ 810,796  $ 798,587

Destiny II  $ 812,105  $ 806,279  $ 793,367

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

For the fiscal years ended September, 1998, 1997, and 1996, the funds paid no securities lending fees.

Each fund has entered into a franchise agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The franchise agreements call for each fund to issue a sufficient number of shares, which are continuously offered at NAV, to meet the requirements of all Plans sold, distributed, and/or issued by FDC.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Destiny I and Destiny II are funds of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969. On June 20, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name was changed to Fidelity Destiny Fund. On December 20, 1985, the trust's name was changed to Fidelity Destiny Portfolios to reflect the creation of a second series - the original series was named Destiny I and the second series was named Destiny II. Currently, there are two funds of Fidelity Destiny
Portfolios: Destiny I and Destiny II. The Declaration of Trust permits the Trustees to create additional funds.

In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their
office.    Claims asserted against one class of shares may subject
holders of another class of shares to certain liabilities.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.

CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR.    PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts served as independent accountant for each fund for the most recent fiscal period. The auditor examined financial statements for the funds and provided other audit, tax, and related services.

   Effective February 18, 1999, Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts serves as independent accountant for each fund for the next fiscal period. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended September 30, 1998, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report(s) of the auditor(s) are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact FDC at the appropriate number listed on the front cover, 82 Devonshire Street, Boston, MA 02109, or your investment professional.

APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
FIDELITY AND FIDELITY FOCUS ARE REGISTERED TRADEMARKS OF FMR CORP.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

  (a) Not applicable.

  (b) Exhibits:

1.(a) Declaration of Trust of Registrant, dated June 20, 1984, was electronically filed and is incorporated herein by reference to
      Exhibit 1(a) to Post-Effective Amendment No. 59.

  (b) Supplement to Declaration of Trust, dated January 14, 1985, was electronically filed and is incorporated herein by reference to
      Exhibit 1(b) to Post-Effective Amendment No. 59.

  (c) Supplement to Declaration of Trust, dated January 8, 1986, was electronically filed and is incorporated herein by reference to
      Exhibit 1(c) to Post-Effective Amendment No. 59.

  (d) Supplement to Declaration of Trust, dated January 9, 1987, was electronically filed and is incorporated herein by reference to
      Exhibit 1(d) to Post-Effective Amendment No. 59.

  (e) Supplement to Declaration of Trust, dated December 30, 1988, was electronically filed and is incorporated herein by reference to
      Exhibit 1(e) to Post-Effective Amendment No. 59.

  (f) Supplement to Declaration of Trust, dated January 31, 1994, was electronically filed and is incorporated herein by reference to
      Exhibit 1(f) to Post-Effective Amendment No. 59.

2. Bylaws of Registrant were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 59.

3. Not applicable.

4. Not applicable.

5. (a) Management Contract between Registrant, on behalf of Destiny I and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(a) of Post-Effective No. 57.

   (b) Management Contract between Registrant, on behalf of Destiny II and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(b) of Post-Effective No. 57.

   (c) Sub-Advisory Agreement between Destiny I and FMR U.K. and
       Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 60.

   (d) Sub-Advisory Agreement between Destiny I and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 57.

   (e) Sub-Advisory Agreement between Destiny II and FMR U.K. and
       Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 57.

   (f) Sub-Advisory Agreement between Destiny II and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 57.

6. (a) Franchise Agreement dated August 2, 1984, between Registrant, on behalf of Destiny I, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 59.

   (b) Franchise Agreement dated December 30, 1985, between
       Registrant, on behalf of Destiny II, and Fidelity Distributors Corporation, was electronically filed and is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 59.

   (c) Amendment to Franchise Agreement dated March 14, 1996, between Registrant, on behalf of Destiny I and Destiny II, and Fidelity Distributors Corporation, was electronically filed and is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 63.

7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.

   (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

8. (a) Custodian Agreement, Appendix A and Appendix C, dated February 1, 1996, between State Street Bank and Trust Company and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Institutional Trust's Post-Effective Amendment No. 22 (File No. 33-15983).

   (b) Appendix B, dated May 16, 1996 to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and the Registrant is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 62.

   (c) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to
       Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

   (d) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post Effective Amendment No. 31.

   (e) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to
       Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

   (f) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

   (g) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

   (h) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

 9.   Not applicable.

10. Opinion and Consent of Counsel, dated April 22, 1999, is filed herein as Exhibit 10.

11.(a) Consent of PricewaterhouseCoopers LLP, dated April 22,is filed herein as Exhibit 11(a).

   (b) Consent of Deloitte & Touche LLP, dated March 24, 1999, is filed herein as Exhibit 11(b).

12.  Not applicable.

13.  Not applicable.

14.(a) Fidelity Individual Retirement Account Custodial Agreement and
       Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

   (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective
       Amendment No. 87.

   (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
       Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

   (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
       Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

   (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

   (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective
       Amendment No. 87.

   (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to
       Exhibit 14(l) of Fidelity Union Street Trust's (File No.
       2-50318) Post-Effective Amendment No. 87.

   (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to
       Exhibit 14(m) of Fidelity Union Street Trust's (File No.
       2-50318) Post-Effective Amendment No. 87.

   (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

   (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

   (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (l) The Institutional Prototype Plan Basic Plan Document,
       Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to
       Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (p) Fidelity Defined Contribution Retirement Plan and Trust
       Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

   (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective
       Amendment No. 19.

15.(a) Distribution and Service Plan pursuant to Rule 12b-1 for
       Destiny I:  New Class is filed herein as Exhibit 15(a).

   (b) Distribution and Service Plan pursuant to Rule 12b-1 for
       Destiny II:  New Class is filed herein as Exhibit 15(b).

16.(a) Schedules and data points for total return for Destiny I and Destiny II are incorporated herein by reference to Exhibit
       16(a) of Post-Effective Amendment No. 60.

   (b) Schedules and data points for moving averages for Destiny I and Destiny II are incorporated herein by reference to Exhibit
       16(b) of Post-Effective Amendment No. 60.

17.  Financial Data Schedules for the funds are filed herein as
     Exhibit 27.

18.(a) Multiple Class of Shares Plan pursuant to Rule 18f-3, dated
       March 18, 1999, is filed herein as Exhibit 18(a).

   (b) Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Destiny Portfolios is filed herein as Exhibit 18(b).

Item 25. Persons Controlled by or under Common Control with Registrant

  The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26.  Number of Holders of Securities
February 28, 1999

Title of Class               Number of Record Holders

Destiny I -   Class O          9,871

Destiny I -   Class N              0

Destiny II - Class O          11,366

Destiny II - Class N               0

Item 27.  Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

 Pursuant to Section 5 of the Franchise Agreement, the Registrant shall indemnify and hold harmless Fidelity Distributors Corporation (Distributors) and each person, if any, subjected to liability because of connection with Distributors and their respective successors (all hereinafter in this paragraph referred to as the "Defendants") against any liability, claims, damage or expense (including, unless the Registrant elects to assume the defense, the reasonable cost of investigating and defending any alleged liability, claim, damage, or expense and reasonable counsel fees in connection therewith), joint or several, arising by reason of any person acquiring any Plans for Registrant shares on the ground that the registration statement or prospectus for shares of the Registrant includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make statements therein not misleading, unless such statement or omission occurred by reason of a variance in the prospectus prepared by Distributors from the prospectus as contained in the composition, etc., supplied by the Registrant or was made in reliance upon information furnished by Distributors for use therein. In no case is the indemnity of the Registrant in favor of Distributors or any person indemnified to be deemed to protect Distributors or any such person against any liability to the Registrant or its security holders to which Distributors or any controlling person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement. Upon the commencement of any suit against any Defendant in respect of which indemnity may be sought as aforesaid, such Defendant shall promptly notify the Registrant, but failure so to notify the Registrant shall not relieve the Registrant from any liability the Registrant may have to the Defendants otherwise than on account of said indemnity agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
      82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Brian Clancy               Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR,
                           FIMM, FMR U.K., FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp.;
                           Treasurer of Strategic
                           Advisers, Inc.



William Danoff             Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of
                           funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of
                           funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Associate General
                           Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of
                           a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR;
                           Vice President of
                           High-Income Funds advised by
                           FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR;
                           Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR
                           and Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR;
                           Director of Technical
                           Research.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR;  Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR U.K.



Harris Leviton             Vice President of FMR and of
                           a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President and General
                           Counsel and Clerk of FMR and
                           Secretary of funds advised
                           by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
     25 Lovat Lane, London, EC3R 8LL, England

 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR U.K., FMR,
                        FMR Corp., FIMM, and FMR Far
                        East; President and Chief
                        Executive Officer of FMR
                        Corp.; Chairman of the
                        Executive Committee of FMR;
                        Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of
                        FMR; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FIMM, FMR U.K.,
                        and FMR Far East;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Brian Clancy            Treasurer of FMR U.K., FMR
                        Far East, FMR, and FIMM and
                        Vice President of FMR.



Stephen G. Manning      Assistant Treasurer of FMR
                        U.K., FMR, FMR Far East, and
                        FIMM; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.



Francis V. Knox         Compliance Officer of FMR
                        U.K. and FMR Far East; Vice
                        President of FMR.



Jay Freedman            Clerk of FMR U.K., FMR Far
                        East, FMR Corp. and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Associate
                        General Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR U.K.,
                        FMR Far East and FIMM.



Sarah H. Zenoble        Senior Vice President and
                        Director of Operations and
                        Compliance.




(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FMR Far East,
                        FMR, FMR Corp., FIMM, and
                        FMR U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of FMR
                        Far East; Senior Vice
                        President and Trustee of
                        funds advised by FMR;
                        President and Director of
                        FIMM, FMR U.K., and FMR;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Robert H. Auld          Senior Vice President of FMR
                        Far East.



Brian Clancy            Treasurer of FMR Far East,
                        FMR U.K., FMR, and FIMM and
                        Vice President of FMR.



Francis V. Knox         Compliance Officer of FMR Far
                        East and FMR U.K.; Vice
                        President of FMR.



Jay Freedman            Clerk of FMR Far East, FMR
                        U.K., FMR Corp. and
                        Strategic Advisers, Inc.;
                        Assistant Clerk of FMR;
                        Secretary of FIMM; Associate
                        General Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FMR Far
                        East, FMR U.K. and FIMM.



Stephen G. Manning      Assistant Treasurer of FMR
                        Far East, FMR, FMR U.K., and
                        FIMM; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.



Billy Wilder            Vice President of FMR Far
                        East; President and
                        Representative Director of
                        Fidelity Investments Japan
                        Limited.




Item 29. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Vice President            Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 30. Location of Accounts and Records

       All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian: State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA.

Item 31. Management Services

 Not applicable

Item 32. Undertakings

       The Registrant on behalf of Destiny I and Destiny II undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.

       The Registrant on behalf of Destiny I and Destiny II undertakes, provided the information required by Item 5A is contained in the annual report, to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 66 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of April, 1999.


      Fidelity Destiny Portfolios
      By /s/Edward C. Johnson 3d, President (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(Signature)                      (Title)                        (Date)

/s/Edward C. Johnson 3d(dagger)  President and Trustee          April 22,1999

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver    *        Treasurer                      April 22, 1999

Richard A. Silver



/s/Robert C. Pozen               Trustee                        April 22, 1999

Robert C. Pozen



/s/Ralph F. Cox         **       Trustee                        April 22, 1999

Ralph F. Cox



/s/Phyllis Burke Davis  **       Trustee                        April 22, 1999

Phyllis Burke Davis



/s/Robert M.Gates        ***     Trustee                        April 22, 1999

Robert M. Gates



/s/E. Bradley Jones      **      Trustee                        April 22, 1999

E. Bradley Jones



/s/Donald J. Kirk        **      Trustee                        April 22, 1999

Donald J. Kirk



/s/Peter S. Lynch        **      Trustee                        April 22, 1999

Peter S. Lynch



/s/Marvin L. Mann        **      Trustee                        April 22, 1999

Marvin L. Mann



/s/William O. McCoy      **      Trustee                        April 22, 1999

William O. McCoy



/s/Gerald C. McDonough   **      Trustee                        April 22, 1999

Gerald C. McDonough



/s/Thomas R. Williams    **      Trustee                        April 22, 1999

Thomas R. Williams

(dagger) Signature affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by John H. Costello pursuant to a power of attorney dated June 30,1997 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

*** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d


POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson     /s/Peter S.
3d___________            Lynch________________

Edward C. Johnson 3d     Peter S. Lynch


/s/J. Gary               /s/William O.
Burkhead_______________  McCoy______________

J. Gary Burkhead         William O. McCoy

/s/Ralph F. Cox          /s/Gerald C.
__________________       McDonough___________

Ralph F. Cox             Gerald C. McDonough

/s/Phyllis Burke         /s/Marvin L.
Davis_____________       Mann________________

Phyllis Burke Davis      Marvin L. Mann

/s/E. Bradley            /s/Thomas R. Williams
Jones________________    ____________

E. Bradley Jones         Thomas R. Williams

/s/Donald J. Kirk __________________
Donald J. Kirk

POWER OF ATTORNEY

 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Government
Fidelity Advisor Annuity Fund   Securities Fund
Fidelity Advisor Series I       Fidelity Hastings Street Trust
Fidelity Advisor Series II      Fidelity Hereford Street Trust
Fidelity Advisor Series III     Fidelity Income Fund
Fidelity Advisor Series IV      Fidelity Institutional Cash
Fidelity Advisor Series V       Portfolios
Fidelity Advisor Series VI      Fidelity Institutional
Fidelity Advisor Series VII     Tax-Exempt Cash Portfolios
Fidelity Advisor Series VIII    Fidelity Institutional Trust
Fidelity Beacon Street Trust    Fidelity Investment Trust
Fidelity Boston Street Trust    Fidelity Magellan Fund
Fidelity California Municipal   Fidelity Massachusetts
Trust                           Municipal Trust
Fidelity California Municipal   Fidelity Money Market Trust
Trust II                        Fidelity Mt. Vernon Street
Fidelity Capital Trust          Trust
Fidelity Charles Street Trust   Fidelity Municipal Trust
Fidelity Commonwealth Trust     Fidelity Municipal Trust II
Fidelity Congress Street Fund   Fidelity New York Municipal
Fidelity Contrafund             Trust
Fidelity Corporate Trust        Fidelity New York Municipal
Fidelity Court Street Trust     Trust II
Fidelity Court Street Trust II  Fidelity Phillips Street Trust
Fidelity Covington Trust        Fidelity Puritan Trust
Fidelity Daily Money Fund       Fidelity Revere Street Trust
Fidelity Daily Tax-Exempt Fund  Fidelity School Street Trust
Fidelity Destiny Portfolios     Fidelity Securities Fund
Fidelity Deutsche Mark          Fidelity Select Portfolios
Performance                     Fidelity Sterling Performance
  Portfolio, L.P.               Portfolio, L.P.
Fidelity Devonshire Trust       Fidelity Summer Street Trust
Fidelity Exchange Fund          Fidelity Trend Fund
Fidelity Financial Trust        Fidelity U.S.
Fidelity Fixed-Income Trust     Investments-Bond Fund, L.P.
                                Fidelity U.S.
                                Investments-Government
                                Securities
                                   Fund, L.P.
                                Fidelity Union Street Trust
                                Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Robert M. Gates             March 6, 1997

Robert M. Gates


POWER OF ATTORNEY

 I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust  Fidelity Hereford Street Trust
Fidelity Advisor Series I       Fidelity Income Fund
Fidelity Advisor Series II      Fidelity Institutional Cash
Fidelity Advisor Series III     Portfolios
Fidelity Advisor Series IV      Fidelity Institutional
Fidelity Advisor Series V       Tax-Exempt Cash Portfolios
Fidelity Advisor Series VI      Fidelity Investment Trust
Fidelity Advisor Series VII     Fidelity Magellan Fund
Fidelity Advisor Series VIII    Fidelity Massachusetts
Fidelity Beacon Street Trust    Municipal Trust
Fidelity Boston Street Trust    Fidelity Money Market Trust
Fidelity California Municipal   Fidelity Mt. Vernon Street
Trust                           Trust
Fidelity California Municipal   Fidelity Municipal Trust
Trust II                        Fidelity Municipal Trust II
Fidelity Capital Trust          Fidelity New York Municipal
Fidelity Charles Street Trust   Trust
Fidelity Commonwealth Trust     Fidelity New York Municipal
Fidelity Concord Street Trust   Trust II
Fidelity Congress Street Fund   Fidelity Phillips Street Trust
Fidelity Contrafund             Fidelity Puritan Trust
Fidelity Corporate Trust        Fidelity Revere Street Trust
Fidelity Court Street Trust     Fidelity School Street Trust
Fidelity Court Street Trust II  Fidelity Securities Fund
Fidelity Covington Trust        Fidelity Select Portfolios
Fidelity Daily Money Fund       Fidelity Sterling Performance
Fidelity Destiny Portfolios     Portfolio, L.P.
Fidelity Deutsche Mark          Fidelity Summer Street Trust
Performance                     Fidelity Trend Fund
  Portfolio, L.P.               Fidelity U.S.
Fidelity Devonshire Trust       Investments-Bond Fund, L.P.
Fidelity Exchange Fund          Fidelity U.S.
Fidelity Financial Trust        Investments-Government
Fidelity Fixed-Income Trust     Securities
Fidelity Government                Fund, L.P.
Securities Fund                 Fidelity Union Street Trust
Fidelity Hastings Street Trust  Fidelity Union Street Trust II
                                Fidelity Yen Performance
                                Portfolio, L.P.
                                Newbury Street Trust
                                Variable Insurance Products
                                Fund
                                Variable Insurance Products
                                Fund II
                                Variable Insurance Products
                                Fund III

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint John H. Costello my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their
substitutes may do or cause to be done by virtue hereof.   This power
of attorney is effective for all documents filed on or after July 1, 1997.

 WITNESS my hand on the date set forth below.

/s/Richard A. Silver   June 30, 1997

Richard A. Silver